EXHIBIT 10.5


                                          SECOND AMENDMENT
                                                 TO
                                       SUPPLEMENTAL EXECUTIVE
                                        RETIREMENT AGREEMENT

                  AMENDMENT made this 11 day of October 2000, between Hexcel Corporation, a Delaware corporation (the "Company"), and John J. Lee (the "Executive").

                  WHEREAS, the Company and the Executive have entered into that certain Supplemental Executive Retirement Agreement dated May 20, 1998 and an Amendment thereto dated January 21, 1999 (the "Agreement"), and

                  WHEREAS, the Company and the Executive desire to further amend the Agreement.

                  NOW, THEREFORE, the parties mutually agree as follows:

                  1. Section 1.11 of the Agreement shall be amended to read in its entirety as follows:

                  "The Amended and Restated Agreement entered into between the Company and the Executive on October 11, 2000.

                  2. Section 2.2.1 of the Agreement shall be amended by adding the following before the period at the end of the third sentence thereof:

                  "provided, however, that (i) if the Executive is an employee of the Company on December 31, 2001 or (ii) the Executive's employment with the Company terminates prior to such date either by the Company without Cause or by the Executive for Good Reason, then such monthly benefit shall be in an amount equal to $20,849.42."

                  3. Section 2.2.2 of the Agreement shall be amended by deleting so much of such section as follows the phrase "an amount equal to" and inserting, in lieu thereof, the phrase "the Normal Retirement Benefit."

                  4. Section 2.2.3 of the Agreement shall be amended by deleting so much of such section as follows the phrase "an amount equal to" and inserting, in lieu thereof, the phrase "the Normal Retirement Benefit."

                  5. Section 2.2.5 of the Agreement shall be amended by adding the following before the period at the end of the last sentence thereof:

                  "provided, however, that (i) if the Executive is an employee of the Company on December 31, 2001 or (ii) the Executive's employment with the Company terminates prior to such date either by the Company without Cause or by the Executive for Good Reason, then such monthly benefit shall be in an amount equal to the Normal Retirement Benefit."

                  6. Section 2.2.6 of the Agreement shall be amended by deleting the first sentence thereof and inserting, in lieu thereof, the following:

                  "If the Executive's employment with the Company or any Affiliate terminates on account of Disability, the Company shall pay the Executive a monthly benefit in an amount equal to the Normal Retirement Benefit.

                  7. Section 2.2.7 of the Agreement shall be amended by adding the following before the period at the end of the first sentence thereof:

                  "provided, however, that (i) if the Executive is an employee of the Company on December 31, 2001 or (ii) the Executive's employment with the Company terminates prior to such date either by the Company without Cause or by the Executive for Good Reason, then the amount of lump sum payment shall be $2,908,854."

                  8. Section 3.2 of the Agreement shall be amended by deleting the phrase "and less (iii) $5,000" in the second sentence thereof.

                  9. This Second Amendment shall be effective as of the closing of the transactions contemplated by the Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of October 11, 2000 by and among Ciba Specialty Chemicals Holding, Inc. ("Ciba SCH"), Ciba Specialty Chemicals Inc. "Ciba SCI"), Ciba Specialty Chemicals Corporation ("Ciba SCC" and together with Ciba SCH and Ciba SCI, "Ciba"), LXH, L.L.C. ("LXH") and LXH II, L.L.C. ("LXH II" and together
with  LXH, "the  Purchasers"),  pursuant  to  which,  among   other things, the
Purchasers will purchase from Ciba shares of common stock of the Company. Except as otherwise expressly amended by this Second Amendment, the Agreement shall remain in full force and effect.

                                                     HEXCEL CORPORATION


                                                     By: /s/ Ira J. Krakower
                                                     Name: Ira J. Krakower
                                                     Title:   Sr. Vice President



                                                                 /s/ John J. Lee
                                                                     John J. Lee